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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

Shire plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation)

0-29630 (Commission File Number)	98-0601486 (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	+353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On April 30, 2009, Shire plc issued a press release announcing its financial results for the three months to March 31, 2009.  A copy of the press release is attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibit is filed herewith:

99.01	Press Release of Shire plc dated April 30, 2009, reporting Shire’s financial results for the three months to March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: April 30, 2009

EXHIBIT INDEX

Number	Description
99.01	Press Release dated April 30, 2009